Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PFO Global, Inc. (the “Company”) for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Rudolf Suter, Chief Executive Officer of the Company, and Timothy Kinnear, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2015

By:	/s/ Rudolf Suter
Rudolf Suter
Chief Executive Officer

By:	/s/ Timothy Kinnear
Timothy Kinnear Chief Financial Officer